Exhibit 99.1

Business Update and Outlook Automotive Analysts of New York January 11, 2007

Action underperforming and non-strategic facilities Achieve competitive cost sourcing and footprint for manufacturing, engineering and SG&A Increase quality and on-time delivery Optimize supplier partnerships Identify / implement operating efficiencies Reduce premium costs Deliver financial results: EBIT-R and Free Cash Flow Improve Base Operations Drive year-over-year improvement Leverage focused product strategy Increase innovation Expand diversified customer base Achieve profitable sales growth Leverage technology for global competitive advantage Invest in our people Grow the Business Beat the Competition Our Plan Restructure Control our destiny Please see appendix for important disclosures regarding "Forward Looking Information".

Restructure Completed 11 actions in 2006 Fixed 3 facilities Closed 6 facilities Sold 2 operations Other actions announced Salaried census reduction Closure of Chicago $318 million cash available in escrow account end of 2006 Restructure Control our destiny Please see appendix for important disclosures regarding "Forward Looking Information".

Shift to More Competitive Cost Countries Manufacturing Engineering High Cost Low Cost 2005 Actual 3423 903 2006 Actual 3074 1249 Significant Progress 10% Reduction Growth in China, Czech Republic, and India High Cost Low Cost 2005 Actual 21081 19399 2006 Actual 19405 20422 8% Reduction Growth in China, and India 2005 2006 2005 2006 2005 2006 2005 2006 Please see appendix for important disclosures regarding "Forward Looking Information".

Improve Base Operations Improving key operating metrics Quality, safety, investment and efficiencies Near-term performance impacted by: Lower volumes, unfavorable customer / product mix Commodity costs and supplier financial condition Headwinds from European labor disruptions Improve Base Operations Drive YOY improvement Please see appendix for important disclosures regarding "Forward Looking Information".

2006 Production - Key Visteon Platforms Ford North America Ford Europe/PAG Nissan North America PSA Renault Hyundai / Kia Y/Y Units 10% 15% 14% 16% Significant Volume Declines at Top Customers 10% 10% Page 6

2005 2006 2006 Adj PPM 36.8 36.64 26.9 Key Operating Metrics 2004 2005 2006 LTC 0.44 0.4 0.22 Safety 2004 2005 2006 PPM 277 218 77 Quality - PPM's 2005 2006 Plan 2006 E Sev. Rate 586 450 375 Premium Costs Cap-Ex Spending 45% 65% 27% 36% Please see appendix for important disclosures regarding "Forward Looking Information".

Grow the Business Significant new business wins in 2006 - diverse products and customers Majority of new wins will be manufactured in lower cost facilities; business losses weighted towards high cost, legacy facilities Significant investment required in near term - engineering and capital investment - with full sales realization post 2009 Grow the Business Beat the Competition Please see appendix for important disclosures regarding "Forward Looking Information".

Europe Volkswagen Electronics PSA Interiors, Electronics General Motors Interiors Ford Climate, Electronics, Interiors Asia Pacific Mazda Climate Hyundai/Kia Climate, Interiors General Motors Climate, Interiors Ford Climate Business Wins in 2006 $1 Billion In New Wins North America General Motors Electronics, Interiors, Climate Ford Electronics, Climate DaimlerChrysler Electronics, Interiors, Climate, Lighting Asia OEM Interiors Please see appendix for important disclosures regarding "Forward Looking Information".

New Business Backlog Backlog is: Net awarded business Launched over next 3 years Excludes high confidence wins 80% of new wins will be manufactured in lower cost facilities $1.0 Billion Backlog 2007 2008 2009 Backlog 0.106 0.493 0.427 Please see appendix for important disclosures regarding "Forward Looking Information".

NA International Auto Show NA International Auto Show NA International Auto Show NA International Auto Show Hyundai Veracruz Visteon content: HVAC system and cockpit module BMW 3-Series Convertible Visteon content: Factory installed HD Radio(tm) technology Ford F-250/350 pickup Visteon content: Interiors Jeep Wrangler, 2007 Visteon content: Instrument panel, door trim and console Jeep Compass and Dodge Caliber, 2007 Visteon content: Boston Acoustics premium audio system Ford Edge and Mazda CX-7, 2007 Visteon content: Climate control components and Air Induction System

Outlook

2007 will be challenging for the industry and Visteon North America production and vehicle mix UAW negotiations Continued supply base stress Forecast improvement in 2008 Focus on restructuring execution and cash flow management May take opportunistic actions to further enhance liquidity Overview * Please see slides titled 'Use of Non-GAAP Financial Information' and "Forward Looking Information" in the appendix to this presentation for further information.

2007 Production - Key Visteon Platforms Ford North America Ford Europe / PAG Nissan North America PSA Renault Hyundai / Kia Please see appendix for important disclosures regarding "Forward Looking Information". 2006E 2007P Y/Y Units 10% 15% 14% 16% 10% 10% Page 14

Product Sales - 2007 vs. 2006 2006E Product Sales $10.9 Billion 2007E Product Sales $11.1 Billion Drivers Impact of Plant Closure Volume, Mix and Pricing New Business Directed Source / Exchange * Please see slide titled "Forward Looking Information" in the appendix to this presentation for further information.

Restructuring Update 30 facilities identified for restructuring: 11 completed in 2006 19 facilities to be addressed over the next three years Incremental actions driven by: Volume reductions Capacity rationalization Make / Buy opportunities Facilities Requiring Action * Please see slide titled '"Forward Looking Information" in the appendix to this presentation for further information.

Restructuring Spending & Savings 2006 LTD 2007 2008 2009 Escrow 141 121 60 24 Visteon 12 60 23 Accomplished 2006 actions with lower escrow utilization Cumulative savings greater than prior estimates - incremental actions End of 2009 - Remaining escrow funds, excluding interest earned, of approx. $50 million 2006 2007 2008 2009 Visteon 55 178 340 409 Cumulative Savings Escrow Utilization Visteon Funded Escrow Funded * Please see slide titled "Forward Looking Information" in the appendix to this presentation for further information.

2006 and 2007 Outlook - Summary Elimination of one-time items from 2006 Achievement of restructuring savings, headcount reduction and movement to LCC Margin reduction for lost business/reduced volume - fixed cost absorption Start up expense related to LCC transition 2006E 2007E Product Sales $10.9 B $11.1 B EBIT-R $20 M $(50) M +/- $50 FCF $(100) M $(175) M +/- $50 * Please see slides titled 'Use of Non-GAAP Financial Information' and "Forward Looking Information" in the appendix to this presentation for further information.

EBIT-R - 2007 vs. 2006 2006E EBIT-R ~$20M 2007E EBIT-R ~$(50)M Drivers "Business Equation" Plant Closures Nonrecurrence - 2006 Items Sales - Volume / Mix / NB Restructuring Savings Business Equation = Cost performance net of customer productivity * Please see slides titled 'Use of Non-GAAP Financial Information' and "Forward Looking Information" in the appendix to this presentation for further information.

Cash Flow, Debt and Liquidity Expect free cash flow use in 2007 and 2008 with 2009 positive No significant debt maturities until 2010 Cash balance of $1.0 billion end of 2006 (70% in US and Europe) About $270 million availability on ABL facilities May pursue opportunistic capital market transactions * Please see slides titled 'Use of Non-GAAP Financial Information' and "Forward Looking Information" in the appendix to this presentation for further information.

Potential Actions to Accelerate Plan Execute divestiture opportunities Climate business synergies Outsourcing alternatives - lower cost and investment Tax structuring Optimize each product group Driving for Shareholder Value Creation * Please see slide titled "Forward Looking Information" in the appendix to this presentation for further information. Page 21

Transformation

Hyundai/Kia Ford ROW Nissan Ford NA DCX 2006E 1.7 2.6 1 2.3 0.2 2009E 2.9 2.4 1.1 1 0.5 Diversifying Customer Base Hyundia/Kia growth offsets Ford decrease 2006 vs 2009 Product Sales 26% 22% 10% 9% 4% * Please see slide titled "Forward Looking Information" in the appendix to this presentation for further information.

Balanced Global Sales 2006 E - $12.8 Billion Sales include consolidated net sales of $10.9 billion and non-consolidated net sales of $1.9 billion in 2006. Sales include consolidated net sales of $11.0 billion and non-consolidated net sales of $3.09 billion in 2009. Please see slide titled "Forward Looking Information" in the appendix to this presentation for further information. NA EU / SA AP 2006 4054 4636 4017 32% 33% 35% Including Non-consolidated Product Sales 2009 E - $14.0 Billion NA EU AP 2006 3613 4066 3634 26% 44% 29%

Halla Climate Control Established 1986 Visteon became largest shareholder in 1999 $1.4 billion market capitalization end of 2006 Visteon ownership 70% Public ownership 30% 12 facilities 3,700 employees Further integration opportunity with Visteon Climate operations

Halla Footprint Est. Canada 1989 Portugal 1996 Thailand 1996 India 1997 China - Beijing 2002 U.S. (Alabama) 2003 China - Dalian 2004 Slovakia 2004 Turkey 2005 Korea Footprint Overseas Operations

2001 2002 2003 2004 2005 2006 Est Total 820 930 1130 1440 1705 2160 Halla Sales Growth 21% 5-Year CAGR ($ in millions)

Yanfeng Visteon Established in 1994 Non-consolidated affiliate Visteon ownership - 50% SAIC ownership - 50% 26 facilities 11,000 employees Opportunity to further leverage

Yanfeng Visteon Footprint



Changchun
Shenyang
Beijing
Yantai
Xuzhou
Yancheng
Yizheng
Shiyan
Wuhu
Shanghai
Chongqing
Wuhan
Shaoxing
Liuzhou
Guangzhou
Shenzen

- Interiors/Exteriors (red)
- Seating (blue)
- Electronics (yellow)
- Safety (green)

Yanfeng Visteon: Interiors/Exteriors
- Shanghai, Pudong, Beijing, Yantai Shenyang, Wuhu, Yizheng, Liuzhou Chongqing

Yanfeng JCI: Seating
- Shanghai, Pudong, Chongqing Yancheng, Guangzhou, Yantai, Shenyang

Yanfeng Visteon: Electronics
- Shanghai, Xuzhou, Chongqing, Changchun, Shaoxing, Shenzen

Yanfeng Key: Safety
- Shanghai

Dongfeng Visteon: Interior/Exterior
- Wuhan, Shiyan

Page 29

2001 2002 2003 2004 2005 2006 Est Total 314 497 846 843 949 1315 Yanfeng Visteon Sales Growth ($ in millions) 33% 5-Year CAGR

Seats Door Panels Clusters IP / Cockpit Audio Bumpers Market Share % 0.27 0.22 0.18 0.18 0.11 0.07 Yanfeng Visteon - China Market Share Source: Industry Reports, Company Estimates - 2005 Data Market Share % # 1 # 1 # 1 # 3 # 3 # 1

2007 - 2008 Achieving significant improvement 2009 + Attaining sustained profitability Visteon's Path to Profitability 2006 Setting the foundation Free cash flow positive Lower debt levels Growth of business - full impact of new programs Majority of restructuring completed Headwinds from production volume, mix and sourcing actions Address non-core and underperforming operations Investment for new program launches Strong Asian growth Continued investment in innovation Announced three-year plan First full year with operating structure Began restructuring Improved base operations, despite production declines More than $1 billion in new business wins Extended debt maturities * Please see slides titled 'Use of Non-GAAP Financial Information' and "Forward Looking Information" in the appendix to this presentation for further information.

Summary Near-term industry dynamics challenging Restructuring actions and sales growth will aid results over the longer term Sufficient liquidity and escrow account to fund restructuring Working on the right operational items - will optimize each product group to create value for shareholders Driving for Shareholder Value Creation * Please see slides titled 'Use of Non-GAAP Financial Information' and "Forward Looking Information" in the appendix to this presentation for further information.

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various factors, risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements, including general economic conditions, including changes in interest rates and fuel prices; the automotive vehicle production volumes and schedules of our customers, and in particular Ford's vehicle production volumes; our ability to satisfy our future capital and liquidity requirements and comply with the terms of our existing credit agreements and indentures; the financial distress of our suppliers, and other significant suppliers to our customers, and possible disruptions in the supply of commodities to us or our customers due to financial distress or work stoppages; our ability to timely implement, and realize the anticipated benefits of, restructuring and other cost-reduction initiatives, including our three-year improvement plan, and our successful execution of internal performance plans and other productivity efforts; the timing and expenses related to restructurings, employee reductions, acquisitions or dispositions; increases in raw material and energy costs and our ability to offset or recover these costs; the effects of reorganizations and/or restructuring plans by our customers; the effect of pension and other post- employment benefit obligations; increases in our warranty, product liability and recall costs; the outcome of legal or regulatory proceedings to which we are or may become a party; as well as those factors identified in our filings with the SEC (including our Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2005). We assume no obligation to update these forward-looking statements. Forward Looking Information

Use of Non-GAAP Financial Information Throughout this presentation, the Company has provided information regarding certain non-GAAP financial measures. These measures include "free cash flow," and "EBIT-R." Free cash flow represents cash flow from operating activities less capital expenditures. EBIT-R represents net income (loss) before net interest expense and debt extinguishment cost and the provision for income taxes, excluding impairment, extraordinary item and net unreimbursed restructuring charges as well as the one-time gain on the ACH Transactions. Management believes that free cash flow is useful in analyzing the Company's ability to service and repay its debt and it uses the measure for planning and forecasting in future periods, as well as in management compensation decisions. Free cash flow is not a recognized term under accounting principles generally accepted in the United States ("GAAP") and does not reflect cash used to service debt and does not reflect funds available for investment or other discretionary uses. Management believes EBIT-R is useful to investors because it provides meaningful supplemental information regarding the Company's operating results because the excluded items may vary significantly in timing or amounts and/or may obscure trends useful in evaluating and comparing the Company's continuing operating activities. Management uses this measure for planning and forecasting in future periods, as well as in management compensation decisions. EBIT-R is not a recognized term under GAAP and does not purport to be an alternative to net earnings (losses) as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because not all companies use identical calculations, this presentation of EBIT-R may not be comparable to other similarly titled measures of other companies. Additionally, EBIT-R is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements. In order to provide the forward-looking non-GAAP financial measures for full-year 2007, the Company is providing reconciliations to the most directly comparable GAAP financial measures on the following slides. The provision of these comparable GAAP financial measures is not intended to indicate that the Company is explicitly or implicitly providing projections on those GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this presentation and the adjustments that management can reasonably predict.

EBIT-R Reconciliation to Net Loss (in millions) Note to Reconciliation: Full year 2006 results are preliminary, unaudited and subject to change

Free Cash Flow (in millions) Note to Reconciliation: Full year 2006 results are preliminary, unaudited and subject to change